Exhibit 10.1


                               SIXTH AMENDMENT TO
         FIFTH AMENDED AND RESTATED AGREEMENT OF LIMITED PARTNERSHIP OF
                       LEPERCQ CORPORATE INCOME FUND L.P.


               This SIXTH AMENDMENT TO FIFTH AMENDED AND RESTATED AGREEMENT OF LIMITED PARTNERSHIP OF LEPERCQ CORPORATE INCOME FUND L.P. (this "Amendment") is made and effective as of January 3, 2005 by and among the entities and individuals signatory hereto.

               A. Lepercq Corporate Income Fund L.P., a Delaware limited partnership (the "Partnership"), is governed by that certain Fifth Amended and Restated Agreement of Limited Partnership, dated as of December 31, 1996, as amended by Amendment No. 1 thereto dated as of December 31, 2000, by First Amendment thereto effective as of June 19, 2003, by Second Amendment thereto effective as of June 30, 2003, by Third Amendment thereto effective as of December 31, 2003, by Fourth Amendment thereto effective as of October 28, 2004, and by Fifth Amendment thereto effective as of December 8, 2004 (the "Agreement"). Unless otherwise defined, all capitalized terms used herein shall have such meaning ascribed such terms in the Agreement.

               B. Lexington Corporate Properties Trust, a Maryland real estate investment trust ("LXP") is the sole unitholder of each of (i) Lex GP-1 Trust, a Delaware statutory trust ("Lex GP") and (ii) Lex LP-1 Trust, a Delaware statutory trust ("Lex LP"). Lex GP is the general partner of the Partnership, Lepercq Corporate Income Fund L.P., a Delaware limited partnership, and Net 3 Acquisition L.P., a Delaware limited partnership (collectively, the "Operating Partnerships"). Lex LP is the Initial Limited Partner of each of the Operating Partnerships.

               C. Pursuant to that certain Underwriting Agreement, dated as of December 2, 2004, by and among Bear, Stearns & Co. Inc. (the "Underwriter "), on the one hand, and LXP and the Operating Partnerships, on the other, and as of the date hereof, LXP has completed the offer and sale (the "Offering") to the Underwriter of an additional 400,000 preferred shares of beneficial interest, classified as 6.50% Series C Cumulative Convertible Preferred Stock, par value $0.0001 per share, of LXP ("Preferred Shares"), pursuant to a prospectus supplement dated December 3, 2004 and the accompanying base prospectus dated October 22, 2003.

               D. The Preferred Shares carry a (i) cumulative preferred dividend, (ii) liquidation preference and (iii) conversion right.

               E. Pursuant to Section 4.2 of the Agreement, the Partnership may issue additional partnership interests to LXP and its affiliates in connection with the issuance of shares by LXP provided LXP makes a capital contribution to the Partnership of the proceeds raised in connection with such issuance.

               F. LXP has agreed to contribute a portion of the proceeds of the Offering to the Partnership in exchange for Series C Preferred Operating Partnership Units ("Preferred OP Units") in the Partnership to be issued to an affiliate of LXP, Lex LP.

               G. As required by Section 4.2 of the Agreement, the Preferred OP Units have designations, preferences and other rights such that the economic interests are substantially similar to the designations, preferences and other rights of the Preferred Shares, as further described and set forth in the Certificate of Designation for the Preferred OP Units dated as of December 8, 2004.

               H. As of the date hereof, and pursuant to the terms of the Agreement, the parties hereto desire to amend the Agreement to reflect the issuance of an additional 280,150 Preferred OP Units to Lex LP as well as all other changes in the ownership of Partnership Units since the date of the Agreement by amending and restating Exhibit A to the Agreement.

               NOW, THEREFORE, the undersigned, being desirous of effectuating the foregoing and amending the Agreement accordingly, hereby enter into this Amendment and amend the Agreement as follows:

               1. Preferred OP Units. Lex LP is hereby issued 280,150 Preferred OP Units and shall have the rights, preferences and privileges as set forth in the Certificate of Designation. To the extent there is a conflict between the terms of the Certificate of Designation and the terms of the Agreement, the terms of the Certificate of Designation shall control.

               2. Exhibit A. Exhibit A to the Agreement is deleted in its entirety and replaced with Exhibit A hereto.

               3. Miscellaneous. Except as amended hereby, the Agreement shall remain unchanged and in full force and effect.


                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

               IN WITNESS WHEREOF, the parties hereto have executed this Amendment on behalf of the Partnership in accordance with the provisions of
Section 14.1 of the Agreement as of the date first written above.


                                    GENERAL PARTNER:

                                    LEX GP-1 TRUST

                                    By:   /s/ T. Wilson Eglin
                                          -------------------------------
                                          T. Wilson Eglin
                                          President

                                    EXHIBIT A

                PARTNERS' CONTRIBUTIONS AND PARTNERSHIP INTERESTS


                                                                             Percentage
        Name and Address of Partner             Capital        Partnership   Interest of      Redemption
                                              Contribution        Units         Class        Exercise Date
---------------------------------------------------------------------------------------------------------------
General Partner
---------------

Lex GP-1 Trust                                    $100             217,387     0.84731%           N/A

Limited Partner
---------------

Lex LP-1 Trust                                    $100          21,487,537.5  83.75165%           N/A

Series B Preferred Limited Partner
----------------------------------

Lex LP-1 Trust                                $52,645,950        2,105,838     100% (of           N/A
                                                                              Series B)

Series C Preferred Limited Partner
----------------------------------

Lex LP-1 Trust                              $105,708,644.63      2,171,166     100% (of           N/A
                                                                              Series C)

Special Limited Partners                                                       0.42159%
------------------------

Douglas S. Altabef                                ___                6,556                        N/A

The LCP Group, L.P.                               ___               28,057                        N/A

Ellen C. Monk                                     ___                4,065.5                      N/A

Terrell R. Peterson Trust dtd. 4/5/90             ___                2,608                        N/A

E. Robert Roskind Family, L.P.                    ___               41,813                        N/A

Richard J. Rouse                                  ___               16,063                        N/A

Edward C. Whiting                                 ___                9,001                        N/A

Dubuque Limited Partner                                                                        15-Jan-99
-----------------------

Wellington Real Estate Investments L.P.                             12,893     0.05025%         6-Dec-02

                PARTNERS' CONTRIBUTIONS AND PARTNERSHIP INTERESTS



        Name and Address of Partner             Capital        Partnership    Percentage      Redemption
                                              Contribution        Units        Interest      Exercise Date
---------------------------------------------------------------------------------------------------------------
Property Limited Partners
-------------------------

1)  Barngiant Livingston(1)                                                    0.06020%      March 1, 2004


John Heubel                               0.25                   1,951

Leone Heubel                              0.25                   1,951

Antony Monk Ins. Trust f/b/o Joanna Monk  0.00033                  135

Antony Monk Ins. Trust f/b/o Jonathan Monk0.00033                  136

Antony Monk Ins. Trust f/b/o Samantha Monk0.00033                  135

Ellen C. Monk                             0.001                    406

F/B/O Jeffrey W. Pomerantz (Harry         0.5                    3,902
Pomerantz Trust)

F/B/O Michele P. Kolz (Harry Pomerantz    0.5                    3,902
Trust)

D. Swarzman                               0.125                    976

J. Swarzman                               0.125                    975

L. Swarzman                               0.125                    975

2)  Barnhale Modesto                                                           0.11003%      February 1, 2006

Roger Brooks                                                     1,655

Jeffrey Caspe                             115.5                  4,967

Richard Caspe                             77                     3,311

Richard Jacobson                                                 3,311

Dwight L. Long Trust                                             1,655


         _____________________________
         1 For purposes of Section 5.1, Property Limited Partners that contributed interests in Barngiant Livingston (except for Kirschner Brothers Oil Co.) shall be entitled to cash distributions of $2,200 annually in 1996 through 2003, and $350 in 2004.

                PARTNERS' CONTRIBUTIONS AND PARTNERSHIP INTERESTS



        Name and Address of Partner             Capital        Partnership    Percentage      Redemption
                                              Contribution        Units        Interest      Exercise Date
---------------------------------------------------------------------------------------------------------------
Albert J. Mintzer, Trustee
Albert J. Mintzer Revocable Trust dtd
3/24/92                                   38.5                   1,656

Estate of Thomas S. Nurnberger                                   1,655

Jack Pester                               77                     3,311

Sheldon I. Rips                           19.25                  1,655

Renee G. Rubinow Soskin Trust                                    1,655

William A. Stauffer                       19.25                  1,656

E. Robert Roskind                         20.2                     872
 (economic interest only)

Barnes Properties, Inc.                   20.2                     871
 (economic interest only)

3)  Barnes Rockshire                                                           0.11453%      March 1, 2005

Daniel R. Baty                            1                      3,672

Charles W. Coker, Jr.                     1                      3,672

Richard M. Durwood                        1.5                    5,508

William Fromm                             1                      3,672

The Residuary Trust U/W Isadore L.        0.5                    1,836
Krischner


Antony Monk Ins. Trust f/b/o Joanna Monk  0.00050                    2

Antony Monk Ins. Trust f/b/o Jonathan Monk0.00025                    1

Antony Monk Ins. Trust f/b/o Samantha Monk0.00025                    1

Ellen C. Monk                             0.001                      4

Albert Silverman                          1                      3,672

Randi C. Halpern TTEE                     0.5                    1,836

Karin Alyce Silverman TTEE                0.5                    1,836

R. James Thornton                         1                      3,672

                PARTNERS' CONTRIBUTIONS AND PARTNERSHIP INTERESTS



        Name and Address of Partner             Capital        Partnership    Percentage      Redemption
                                              Contribution        Units        Interest      Exercise Date
---------------------------------------------------------------------------------------------------------------
4)  Barnvyn Bakersfield                                                        0.06977%      January 1, 2003

John P. Jennings                                                 6,257

Robert Miller                             1.47                   5,485

(William D.) Kimpton Revocable Trust      0.26                     978

Jack Brownstein                                                  5,181

5)  Barnhech Montgomery(2)                                                     0.03651%      May 1, 2006

Crestar Bank, Co-Ttee u/a dtd 1/31/86     1                      1,703
James A. Linen IV Irrevocable Trust

Charles R. Perko                          1                      1,703

Rogers Living Trust, dtd 10/7/97          0.5                      852
William A. Rogers III & Shirley Rogers

Herbert G. Roskind, Jr.                   0.5                      852

Gary Smith                                1                      1,703

Bruce A. Wallis                           0.25                     426

Lynda W. Johnson                          0.25                     426

Jacqueline Gay Gaines                                            1,703

6)  Barnward Brownsville                                                       0.09570%      November 2, 2004

Aaron David Bear                          1                      5,424

Robert Bole                               1                      5,424

Barry Pidgeon                             1                      5,424

E. Robert Roskind                         0.26                   1,428
  (economic interest only)


         _____________________________
         2 For purposes of Section 5.1, Property Limited Partners that contributed interests in Barnhech Montgomery shall be entitled to cash distributions of $490 annually in 1996 through 2005, and $163 in 2006.

                PARTNERS' CONTRIBUTIONS AND PARTNERSHIP INTERESTS



        Name and Address of Partner             Capital        Partnership    Percentage      Redemption
                                              Contribution        Units        Interest      Exercise Date
---------------------------------------------------------------------------------------------------------------
Barnes Properties, Inc.                   0.26                   1,428
  (economic interest only)

Red Butte Limited Partners                                                     4.74797%      May 22, 1998
--------------------------

Partners of Barnshore Associates

          -E. Robert Roskind Family L.P.                         4,245

          -Ellen C. Monk                                         2,122

          -Richard J. Rouse                                      2,123

          -Edward C. Whiting                                     2,123

          -Steven Boughner                                       2,123

          -Peter Kinnunen                                        1,061

          -Terrell R. Peterson Trust                             1,061
            dtd. 4/5/90

Abbott, Mary I. Family Trust                                    16,921

Babush, R.K.                                                     1,811

Baer, Verdilla                                                  33,842

Barry, Joanne                                                    8,461

Becker, Warren J.                                               16,921

Sharon Bracken, Trustee, Sharon Bracken                         33,842
Marital Trust

Calkins, Windsor & Judy                                         16,921

Cherrington, James S.                                           16,921

Dallas, Robert H. (Sr.)                                         16,921

Danzig, Murray (Alan J. Rubens, escrow                          33,842
agent)

Diversi, Henry L. (Jr.)                                         10,861

Dodds, W. Douglas                                               16,921

                PARTNERS' CONTRIBUTIONS AND PARTNERSHIP INTERESTS



        Name and Address of Partner             Capital        Partnership    Percentage      Redemption
                                              Contribution        Units        Interest      Exercise Date
---------------------------------------------------------------------------------------------------------------
Dye Investment Properties #1                                    33,842

Ebrahimian (Moosa) Family, L.P.                                 33,842

Falconer Family L.P.                                            33,842

Flake, Rodney J. Trust                                          16,921

The Bud and Mary Lou Flocchini Partnership                      16,921

The Armando J. and Lena Flocchini Family                        16,921
Partnership

Gilbert, Peter G.                                                5,431

Golia, Dominick T.                                              37,236

Harrington, Thomas J.                                           20,315

Healey, Thomas J.                                                3,734

Irvin, Tinesley H.                                              10,862

Jacobs, Randolph                                                33,842

Jenkins, Edward Max Trust                                       16,921

Jones, Billy Ray                                                 5,431

Jones, J. Curtis                                                 2,716

Kadish, Rosalyn S.                                               2,716

Kenyon Trust                                                    38,594

Kornman, Jacob S.                                                1,810

Kotkins, Henry L. (Jr.)                                         33,842

Kotkins, Henry L. (Sr.) TTEE                                    33,842

Kremers, Joseph A.                                              33,842

Krone, Marilyn R. Living Trust                                   8,147

Legum, Steven F.                                                 5,431

Manlowe, Donald & Virginia                                      33,842

Maronick, E. Phil                                               33,842

                PARTNERS' CONTRIBUTIONS AND PARTNERSHIP INTERESTS



        Name and Address of Partner             Capital        Partnership    Percentage      Redemption
                                              Contribution        Units        Interest      Exercise Date
---------------------------------------------------------------------------------------------------------------
Martin, Eff W.                                                   3,734

Mathews, Glenna C.                                              16,921

Mazo, (Gerald)/Trust                                             5,431

McGonacle, Linda & Jim                                          16,921

Murphy Family Trust                                              8,461

Murphy, Margaret Trustee                                         8,460

Neiman, H.F.                                                     1,810

Obernauer, Marne (Jr.)                                          20,315

Obie, Gordon T.                                                 16,921

Post, Allen W. (Jr.)                                            10,862

Price, Gerald E.                                                16,921

Rhoad, Estate of Guy C.                                         37,236

Romney, Gloria Lynn & Clark TTEE                                20,315

Schaefer, Robert A.                                              5,431

Schubach, Robert M.                                             33,842

Schwartz, Richard J.                                            33,842

Sherry, Henry I.                                                 5,431

Stephenson, Leroy                                               33,842

Strimatter, Paul L.                                              8,460

Thompson Revocable Living Trust                                 33,842

Weaver, (The) Judith Family LLC                                 16,921

Weaver, Terry M.                                                16,921

Whitmore, George M. (Jr.)                                        5,431

John C. Williams Trustee, Red Butte Creek                        2,716
Trust

Young, Raymond                                                   5,431

                PARTNERS' CONTRIBUTIONS AND PARTNERSHIP INTERESTS



        Name and Address of Partner             Capital        Partnership    Percentage      Redemption
                                              Contribution        Units        Interest      Exercise Date
---------------------------------------------------------------------------------------------------------------
The LCP Group, L.P.                                             50,204

The Roskind Family Foundation, Inc.                              3,100

Trustees of Columbia University                                  9,600

Jack Shaffer Scholarship Fund                                    2,200

Cleveland Clinic Foundation                                      3,600

Richard J. Rouse                                                 9,302

Expansion Limited Partners
--------------------------

1)  Toy Properties Associates II                                               0.25293%      January 15, 1999

Brooks, Bonnie Jo                                                  854

Burnett, Pamela A.                                                 569

Carolyn A. Butler                                                  854

Lee C. Butler                                                      854

Robert C. Dickson                                                1,707

Patricia E. Dupree                                               1,707

Robert L. Dupree                                                 1,707

Dr. John M. Gallus                                               1,707

W.C. Gilbert                                                     3,414

Robert Hecht                                                     1,707

Johnson Living Trust                                             1,707

Jennifer Kastelic                                                  569

James R. Keller                                                  1,707

Oliver W. Lund                                                   1,707

David L. Mitchell                                                1,707

Lawrence E. Mulkerin                                             1,707

Wayne H. Nay                                                       853

                PARTNERS' CONTRIBUTIONS AND PARTNERSHIP INTERESTS



        Name and Address of Partner             Capital        Partnership    Percentage      Redemption
                                              Contribution        Units        Interest      Exercise Date
---------------------------------------------------------------------------------------------------------------
James E. Rottsolk                                                1,707

Dr. Allen Ruth                                                   1,707

Earl L. Sherron, Jr.                                             1,707

Joseph F. Sutter                                                 1,707

WAT Enterprises Limited Partnership                              1,707
("Thielman")

Mary Lou Tillay                                                  1,707

L. Suzan Watson                                                    569

Zavrski, Lynne                                                   1,707

O.K.O.W. Investors (Special LP)                                  3,628
(Special LP)

The LCP Group, L.P.                                             18,065

Richard J. Rouse                                                 4,696

E. Robert Roskind Family, L.P.                                     327

Ellen C. Monk                                                      163

Edward C. Whiting                                                  196

Terrell R. Peterson Trust dtd. 4/5/90                              131

Peter Kinnunen                                                     131

2)  Toy Properties Associates V                                                0.11771%      January 15, 1999

Leonard V. Ackermann, DDS                                          778

George L. and Donna L. Adams                                       778

9401 Allied L.P.                                                   778

John R. Bedingfield, Jr., MD                                       778

Stephen P. Boger, DDS                                              778

James L. Bridge, Jr.                                               778

John Richard Burg, MD                                              778

                PARTNERS' CONTRIBUTIONS AND PARTNERSHIP INTERESTS



        Name and Address of Partner             Capital        Partnership    Percentage      Redemption
                                              Contribution        Units        Interest      Exercise Date
---------------------------------------------------------------------------------------------------------------
Eva P. Csathy                                                      778

Archie R. and Nancy H. Dykes                                       778

George W. Flynn                                                    778

Gordon G. Fowler                                                   778

Burton J. Iverson                                                  778

Douglas A. Jensen                                                  778

James P. Larkin                                                    778

W. Jack Lovern                                                     778

Miles A. Nelson                                                    778

Terry O. Noble                                                     778

Michael D. O'Leary, DDS                                            778

Ruth P. Ruben                                                      778

Thomas T. Schattenberg                                             778

Robert and Kathleen Schlangen                                      778

Thomas E. and Connie J. Taff                                       778

Luis W. and Pacita Tam                                             778

The LCP Group, L.P.                                              9,601

Richard J. Rouse                                                 1,958

E. Robert Roskind Family, L.P.                                     238

Ellen C. Monk                                                      119

Edward C. Whiting                                                  146

Terrell R. Peterson Trust dtd. 4/5/90                               97

Peter Kinnunen                                                      97

Francois Letaconnoux                                                51

3)  Fort Street Partners                                                       0.73443%      January 15, 2006

                PARTNERS' CONTRIBUTIONS AND PARTNERSHIP INTERESTS



        Name and Address of Partner             Capital        Partnership    Percentage      Redemption
                                              Contribution        Units        Interest      Exercise Date
---------------------------------------------------------------------------------------------------------------
Marilyn Anixter Allen                                            2,262

Robert M. Arnold                                                 6,855

Fred R. Backer                                                   6,855

Thomas E. Burton                                                 6,855

Carole Anixter Cohen                                             2,331

Donald De Pinto, MD                                              6,855

Averell Fisk                                                     2,285

Robert Fisk                                                      9,140

James Flood                                                     27,420

The Goddard Revocable Trust                                      2,262

James W. Gosselin                                                1,713

Mary Lee Beuregard                                               1,714

Carol A. Claypool                                                1,714

Edward W. Gosselin                                               1,714

Bruce A. Gregga                                                  6,855

David Haley                                                      6,855

Guenther P. Koenkow                                              6,855

Leonard and Caroline S. Lorberbaum                              13,710

Averell H. Mortimer                                              6,855

David Mortimer                                                   6,855

Gary W. Rollins                                                 13,710

R. Randall Rollins                                              13,710

W. Dieter Tede                                                   6,855

C. Joseph Tyree                                                  6,855

Stephen P. Glennon                                               1,662

E. Robert Roskind                                                  208

                PARTNERS' CONTRIBUTIONS AND PARTNERSHIP INTERESTS



        Name and Address of Partner             Capital        Partnership    Percentage      Redemption
                                              Contribution        Units        Interest      Exercise Date
---------------------------------------------------------------------------------------------------------------
Richard J. Rouse                                                   208

Richard J. Rouse                                                 3,815                January 15, 1999

The LCP Group, L.P.                                             13,444                January 15, 1999

                    Pacific Place Limited Partners Supplement
                    -----------------------------------------

               As a result of the merger of the Partnership with Pacific Place Partners Ltd. ("Pacific Place") on March 10, 1997, the General Partner has authorized the issuance of Partnership Units to all former partners of Pacific Place (the "Pacific Place Limited Partners") in the amounts specified on Exhibit A-1 attached hereto and made a part hereof. For purposes of applying the terms and conditions of the Partnership Agreement, the Pacific Place Limited Partners shall be Partners of the Partnership with the rights and obligations of Additional Limited Partners.

               For purposes of Section 5.1 of the Partnership Agreement, each Pacific Place Limited Partners shall be entitled to receive distributions with respect to each Partnership Unit equal to the cash dividend payable with respect to each share of LXP common stock, determined at the time of each quarterly distribution.

               For purposes of Sections 6.1A and 6.1B of the Partnership Agreement, allocations of Net Income and Net Loss by the Partnership generally shall be made after giving effect to all allocations of taxable income to the Pacific Place Limited Partners. Taxable income shall be specially allocated to the Pacific Place Limited Partners in an amount equal to, but not in excess of, the cash distributed to the Pacific Place Limited Partners; provided, however, that the Pacific Place Limited Partners shall be allocated taxable income (i) as otherwise required in Exhibit B and C of the Partnership Agreement, and (ii) resulting from the transaction in which the Replacement Property (as defined below) was acquired. For purposes of Section 6.1C of the Partnership Agreement, Nonrecourse Liabilities of the Partnership shall be allocated to account for any income or gain to be allocated to the Pacific Place Limited Partners pursuant to Sections 2.B and 2.D of Exhibit C, in the same priority as Nonrecourse Liabilities are allocated to the Property Limited Partners, the Red Butte Limited Partners, the Expansion Limited Partners and any subsequent Additional Limited Partners that are admitted to the Partnership. The Partnership covenants to retain sufficient Nonrecourse Liabilities to permit the allocation of such Nonrecourse Liabilities to the Pacific Place Limited Partners in an amount sufficient to avoid recapture of tax liability with respect to the Pacific Place Limited Partners' negative capital accounts.

               For purposes of Section 8.4 of the Partnership Agreement, on April 15, 1999, and on each January 15, April 15, July 15 and October 15 thereafter (each a "Notice Date"), each Pacific Place Limited Partner shall have the right (the "Pacific Place Limited Partner Redemption Right") to require the Partnership to redeem on a Specified Redemption Date the Partnership Units held by a Pacific Place Limited Partner for the Redemption Amount to be delivered by the Partnership; provided, however, that a Pacific Place Limited Partner must convert a number of Partnership Units equal to at least the lesser of (i)1,000 Partnership Units, or (ii) all of the Partnership Units held by such Partner. The Pacific Place Limited Partner Redemption Right shall be exercised pursuant to a Notice of Redemption (substantially in the form of Exhibits D-1 through D-4 modified to reflect the Pacific Place Limited Partner) delivered to the General Partner and LXP on a Notice Date by the Pacific Place Limited Partner who is exercising the redemption right (the "Pacific Place Redeeming Partner"). The Pacific Place Redeeming

Partner shall have no right, with respect to any Partnership Units so redeemed, to receive any distributions paid after the Specified Redemption Date. The Partnership covenants to cause the registration of any LXP Common Stock issued in connection with a redemption in such a manner as is required so that the shares of LXP Common Stock issued in connection with such redemption are freely transferable. The Assignee of any Pacific Place Limited Partner may exercise the redemption rights of such Pacific Place Limited Partner, and such Pacific Place Limited Partner shall be deemed to have assigned such rights to such Assignee and shall be bound by the exercise of such rights by such Assignee. In connection with any exercise of such rights by such Assignee on behalf of such Pacific Place Limited Partner, the Redemption Amount shall be delivered by the Partnership directly to such Assignee and not to such Pacific Place Limited Partner.

               The Partnership Units held by the Pacific Place Limited Partners shall be subject to redemption by the Partnership if otherwise required by the terms of the Partnership Agreement.

               The Partnership hereby covenants not to dispose of its interest in those certain properties located at 6 Doughton Rd., New Kingston, Pa., 34 E. Main St., New Kingston, Pa., and 245 Salem Church Rd., Mechanicsburg, Pa., (the "Replacement Property") prior to March 1, 2002 without the prior consent of the holders of fifty one percent (51%) of the Partnership Units held by Pacific Place Limited Partners, except in the event of a foreclosure or in the event the Partnership determines that such a disposition is necessary to ensure its continued qualification as a real estate investment trust. In any event in which the Partnership determines to dispose of the Replacement Property, the Partnership agrees to use its best efforts to structure such a disposition as an exchange that meets the requirements of Code Section 1031. Notwithstanding the foregoing, if the Partnership does dispose of its interest prior to April 15, 1999, then the General Partner shall provide prompt written notification to the Pacific Place Limited Partners of such disposition and each such Pacific Place Limited Partner may exercise its Pacific Place Limited Partner Redemption Right on the last Business Day of the calendar year in which such disposition occurs or, if later, ten (10) Business Days following the consummation of such transaction.

               LXP agrees to enter into a Guaranty Agreement with the Partnership on the date the Pacific Place Limited Partners are admitted to the Partnership, on terms reasonably satisfactory to LXP and the Partnership, pursuant to which LXP shall guaranty the obligations of the Partnership to pay the Redemption Amount on the Specified Redemption Date. Each of the Pacific Place Redeeming Partner, LXP, the Partnership and the General Partner shall treat the transaction between LXP and the Pacific Place Redeeming Partner as a sale of the Pacific Place Redeeming Partner's Partnership Units to LXP or the General Partner, as the case may be, for federal income tax purposes. Each Pacific Place Redeeming Partner agrees to execute such documents as the Partnership may reasonably require in connection with the issuance of REIT shares upon exercise of the Pacific Place Limited Partner Redemption Right.

                PARTNERS' CONTRIBUTIONS AND PARTNERSHIP INTERESTS


      Name and Address of Partner           Capital       Partnership   Percentage    Redemption
                                          Contribution       Units       Interest   Exercise Date
----------------------------------------------------------------------------------------------------
Pacific Place Limited Partners                                           1.49370%    April 15, 1999
------------------------------

Dr. Stuart D. Aaron                                            1,543

Dr. Kenneth H. Adler                                             772

Dr. Norman I. Agin                                             1,543

James J. Akers, Trustee                                          771
  u/a dated 12/28/90

Phyllis M. Akers, Trust                                          772

Douglas J. Backman                                             1,543

C. Peter Beler                                                 1,543

William C. Butcher                                               386

Shoppers Village Associates                                    1,543

c/o Steven H. Caller

Steven H. Caller                                               1,188

Chappy Partners                                               72,000

Louis G. Chiodini                                                772

Harry S. Cohen                                                 1,543

Robert S. Cohen                                                1,543

Dr. Robert L. Diaz                                             3,085

Marvin J. Dolinka                                                772

William D. Evans                                               1,543

Elizabeth A. Fendell                                             772

Dr. Gerald Finerman                                            1,543

Ronald T. Fredette                                             2,314

David Freishtat and                                            1,157
 Paul Sandler

Dr. & Mrs. Mithlesh Govil                                      1,543

                PARTNERS' CONTRIBUTIONS AND PARTNERSHIP INTERESTS


      Name and Address of Partner           Capital       Partnership   Percentage    Redemption
                                          Contribution       Units       Interest   Exercise Date
----------------------------------------------------------------------------------------------------
Marilyn R. Heller Trust                                        1,543

Joe M. Henson                                                  1,543

Gloria Hillman                                                   771

Dr. Phillip L. Horowitz                                        1,543

Investment Capital Associates                                  1,619

ICA Pacific Place, Inc.                                        3,373

John C. Isaacs, III Ranch, Ltd.                                1,543

Sam S. Isaacs Ranch, Ltd.                                      1,542

Marsha Caller Jaffee                                           1,188

Dr. Bernard J. Judis                                             771

David A. Katz                                                    772

Jay Latterman and                                                385
   Jack Goldsmith

Earl M. Latterman                                                772

Bernard B. Latterman                                             772

King Laughlin                                                  1,687

Stephen P. Lawrence                                           89,300

Martin C. Leibowitz Revocable Trust                           88,906

Barry Z. Liber                                                 3,085

Ronald U. Lurie                                                  772

John McCallum                                                  1,620

Richard G. McCauley                                            1,543

Richard Mrad                                                   5,399

Dr. Vijayachandra S. Nair                                      1,543

Godfrey P. Padberg Marital Trust                               1,543

Pell Holdings                                                 39,100

                PARTNERS' CONTRIBUTIONS AND PARTNERSHIP INTERESTS


      Name and Address of Partner           Capital       Partnership   Percentage    Redemption
                                          Contribution       Units       Interest   Exercise Date
----------------------------------------------------------------------------------------------------
Irving L. Peterson                                             1,543

John Allen Pierce                                              1,687

Dr. Sonja S. Pinsky                                            1,543

Lawrence Raskin                                                1,296

Ernest E. & Mary B. Renaud                                     1,543

Irving Rosenstein                                              1,188

Arthur R. Salomon                                              2,314

Paul Sandler & David Freishtat                                   386

Dr. Sylvan Sarasohn                                            1,543

Dr. Michael J. Schou                                           1,543

Antonia Shusta                                                   386

Dr. William R. Sloan                                           1,543

Irving Spivak                                                    772

Jeffrey P. Stern                                               1,543

Dr. William Sternfeld                                          1,543

Dr. Norman A. Stokes                                             771

Marilyn A. Teague Revocable Trust                              1,543

James M. Tushman                                               1,543

Thomas E. Tushman                                                771

Dr. & Mrs. Irving Waldman                                        771

Mr. & Mrs. Neil Wolfson                                        1,543

Andrew S. Wolfson                                              1,543

                       Phoenix Limited Partners Supplement
                       -----------------------------------

               As a result of the contribution of the interests in the Phoenix Hotel Associates Limited Partnership ("Phoenix") on January 29, 1998, the General Partner pursuant to Section 4.2.A and Sections 14.1.B(2) and 14.1.B(3) of this Agreement has authorized the issuance of Partnership Units to those former partners of Phoenix (the "Phoenix Limited Partners") electing to contribute all or a portion of their interests to the Partnership. Each Phoenix Limited Partner shall receive the number of Units specified below. For purposes of applying the terms and conditions of the Partnership Agreement, the Phoenix Limited Partners shall be Partners of the Partnership with the rights and obligations of Additional Limited Partners.

               For purposes of Section 5.1 of the Partnership Agreement, each Phoenix Limited Partner shall be entitled to receive distributions with respect to each Partnership Unit equal to the cash dividend payable with respect to each share of LXP common stock, determined at the time of each quarterly distribution beginning with the distribution payable to shareholders of record of LXP on January 30, 1998.

               For purposes of Sections 6.1A and 6.1B of the Partnership Agreement, allocations of Net Income and Net Loss by the Partnership generally shall be made after giving effect to all allocations of taxable income to the Phoenix Limited Partners. Pursuant to the General Partners' authority in Section 14.1.B(3), Partnership taxable income shall be specially allocated to the Phoenix Limited Partners in an amount equal to, but not in excess of, all cash distributions to the Phoenix Limited Partners; provided, however, that the Phoenix Limited Partners shall be allocated taxable income (i) as otherwise required in Exhibit B and C of the Partnership Agreement, and (ii) resulting from the transaction in which the Replacement Property (as defined below) was acquired. For purposes of Section 6.1C of the Partnership Agreement, Nonrecourse Liabilities of the Partnership shall be allocated to account for any income or gain to be allocated to the Phoenix Limited Partners pursuant to Sections 2.B and 2.D of Exhibit C, in the same priority as Nonrecourse Liabilities are allocated to the Property Limited Partners, the Red Butte Limited Partners, the Expansion Limited Partners, the Phoenix Limited Partners, the Savannah Limited Partners and any subsequent Additional Limited Partners that are admitted to the Partnership. The Partnership covenants to retain sufficient Nonrecourse Liabilities to permit the allocation of such Nonrecourse Liabilities to the Phoenix Limited Partners in an amount sufficient to avoid recapture of tax liability with respect to the Phoenix Limited Partners' negative capital accounts.

               For purposes of Section 8.4 of the Partnership Agreement, on January 15, 1999, and on each January 15, April 15, July 15 and October 15 thereafter (each a "Notice Date"), each Phoenix Limited Partner shall have the right (the "Phoenix Limited Partner Redemption Right") to require the Partnership to redeem on a Specified Redemption Date the Partnership Units held by a Phoenix Limited Partner for the Redemption Amount to be delivered by the Partnership; provided, however, that a Phoenix Limited Partner must convert a number of Partnership Units equal to at least the lesser of (i) 1,000 Partnership Units, or (ii) all of the Partnership Units held by such Partner. The Phoenix Limited Partner Redemption Right shall be exercised pursuant to a

Notice of Redemption (substantially in the form of Exhibits D-1 through D-4 modified to reflect the Phoenix Limited Partner) delivered to the General Partner and LXP on a Notice Date by the Phoenix Limited Partner who is exercising the redemption right (the "Phoenix Redeeming Partner"). The Phoenix Redeeming Partner shall have no right, with respect to any Partnership Units so redeemed, to receive any distributions paid after the Specified Redemption Date. The Partnership covenants to cause the registration of any LXP Common Stock issued in connection with a redemption in such a manner as is required so that the shares of LXP Common Stock issued in connection with such redemption are freely transferable. The Assignee of any Phoenix Limited Partner may exercise the redemption rights of such Phoenix Limited Partner, and such Phoenix Limited Partner shall be deemed to have assigned such rights to such Assignee and shall be bound by the exercise of such rights by such Assignee. In connection with any exercise of such rights by such Assignee on behalf of such Phoenix Limited Partner, the Redemption Amount shall be delivered by the Partnership directly to such Assignee and not to such Phoenix Limited Partner.

               The Partnership Units held by the Phoenix Limited Partners shall be subject to redemption by the Partnership if otherwise required by the terms of the Partnership Agreement.

               The Partnership hereby covenants not to permit Phoenix to dispose of its interest in those certain properties acquired by Phoenix in connection with its rights under that certain Exchange Agreement dated December 29, 1997 between Phoenix and Security Trust Company (the property so acquired, the "Replacement Property") prior to January 1, 2003 without the prior consent of the holders of fifty-one percent (51%) of the Partnership Units held by Phoenix Limited Partners, except in the event of a foreclosure or in the event the Partnership determines that such a disposition is necessary to ensure its continued qualification as a real estate investment trust. In any event in which the Partnership determines to cause Phoenix to dispose of the Replacement Property, the Partnership agrees to use its best efforts to cause Phoenix to structure such a disposition as an exchange that meets the requirements of Code
Section 1031. Notwithstanding the foregoing, if the Partnership does dispose of its interest prior to January 15, 1999, then the General Partner shall provide prompt written notification to the Phoenix Limited Partners of such disposition and each such Phoenix Limited Partner may exercise its Phoenix Limited Partner Redemption Right on the last Business Day of the calendar year in which such disposition occurs or, if later, ten (10) Business Days following the consummation of such transaction. In addition, if the Code Section 1031 exchange described in the Exchange Agreement does not take place, or if such exchange does not result in a deferral of all of the gain that would have been recognized upon the sale by Phoenix of the Relinquished Property (as defined in the Exchange Agreement), then the General Partner shall provide prompt written notification to the Phoenix Limited Partners and shall cause LCIF to distribute cash to the Phoenix Limited Partners in redemption of the portion of their LCIF Units corresponding to the portion of the value of the Relinquished Property which is treated as transferred in a taxable transaction.

               LXP agrees to enter into a Guaranty Agreement with the Partnership on the date the Phoenix Limited Partners are admitted to the Partnership, on terms reasonably satisfactory to LXP and the Partnership, pursuant to which LXP shall guaranty the obligations of the Partnership to pay the Redemption Amount on the Specified Redemption Date. Each of the Phoenix Redeeming Partner, LXP, the Partnership and the General Partner shall treat the transaction between LXP and the Phoenix Redeeming Partner as a sale of the Phoenix Redeeming Partner's Partnership Units to LXP or the General Partner, as the case may be, for federal income tax purposes. Each Phoenix Redeeming Partner agrees to execute such documents as the Partnership may reasonably require in connection with the issuance of REIT shares upon exercise of the Phoenix Limited Partner Redemption Right.

                PARTNERS' CONTRIBUTIONS AND PARTNERSHIP INTERESTS


      Name and Address of Partner            Capital      Partnership   Percentage    Redemption
                                          Contribution       Units       Interest    Exercise Date
-----------------------------------------------------------------------------------------------------
Phoenix Limited Partners                 (Class A Units                  3.40508%  January 15, 1999
------------------------                  Contributed)

James Berdell                                 0.25            12,272

Kemp Biddulph Revocable Trust dtd.             0.5            24,546
5/6/83

Melissa Thaler Brody                                           1,000

Blair E. Clarkson                                                250

Thomas B. Clarkson                                               250

John H. Clarkson                                                 250

Robert W. Clarkson as custodian for
John Robert Wittman                                              250

deWilde Family Trust                          0.25            12,273
dtd. 6/21/90

Richard T. Flaute                              0.5            20,000

Frederick Frank                                0.5            24,546

Fremar Company                               0.1425            6,996

Paul Myron Haas Trust                          0.5            24,546

Jerome L. Heard, M.D.                          0.5            24,546

Benjamin Jagendorf, M.D.                        1             49,093

Edward J. Ledder, Trustee                       1             49,093

Edward J. Ledder Rev. Trust u/a/d 4/6/90

Karl L. Matthies                              0.25            12,272

                PARTNERS' CONTRIBUTIONS AND PARTNERSHIP INTERESTS


      Name and Address of Partner            Capital      Partnership   Percentage    Redemption
                                          Contribution       Units       Interest    Exercise Date
-----------------------------------------------------------------------------------------------------
Ellen C. Monk                                                  6,136

E. Robert Roskind Family, L.P.                0.25            12,272

Ann B. Schroeder TTEE                           1             49,093

Robert E. & Ann B. Schroder Marital
Trust U/A dtd. 1/7/82

Benjamin N. Simon                              0.5            24,546

Terri Simon TTEE                               0.5            24,546

Soren Family Limited Partnership               0.5             24546

Lewis J. Thaler                                0.5            18,146

                                         (Class B Units
                                          Contributed)

E. Robert Roskind Family, L.P.                 7.5           344,663

Terrell R. Peterson Trust                      1.6            73,528
dtd. 4/5/90

Third Lero Corp.                        1% G.P. interest      33,957

                      Savannah Limited Partners Supplement
                      ------------------------------------

               As a result of the contribution of the interests in the Savannah Waterfront Hotel LLC ("Savannah") on January 29, 1998, the General Partner pursuant to Section 4.2.A and Sections 14.1.B(2) and 14.1.B(3) of this Agreement has authorized the issuance of Partnership Units to those former members of Savannah (the "Savannah Limited Partners") electing to contribute all or a portion of their interests to the Partnership. Each Savannah Limited Partner shall receive the number of Units specified below. For purposes of applying the terms and conditions of the Partnership Agreement, the Savannah Limited Partners shall be Partners of the Partnership with the rights and obligations of Additional Limited Partners.

               For purposes of Section 5.1 of the Partnership Agreement, each Savannah Limited Partner shall be entitled to receive distributions with respect to each Partnership Unit equal to the cash dividend payable with respect to each share of LXP common stock, determined at the time of each quarterly distribution beginning with the distribution payable to shareholders of record of LXP on January 30, 1998.

               For purposes of Sections 6.1A and 6.1B of the Partnership Agreement, allocations of Net Income and Net Loss by the Partnership generally shall be made after giving effect to all allocations of taxable income to the Savannah Limited Partners. Pursuant to the General Partners' authority in
Section 14.1.B(3), Partnership taxable income shall be specially allocated to the Savannah Limited Partners in an amount equal to, but not in excess of, all cash distributions to the Savannah Limited Partners; provided, however, that the Savannah Limited Partners shall be allocated taxable income (i) as otherwise required in Exhibit B and C of the Partnership Agreement, and (ii) resulting from the transaction in which the Replacement Property (as defined below) was acquired. For purposes of Section 6.1C of the Partnership Agreement, Nonrecourse Liabilities of the Partnership shall be allocated to account for any income or gain to be allocated to the Savannah Limited Partners pursuant to Sections 2.B and 2.D of Exhibit C, in the same priority as Nonrecourse Liabilities are allocated to the Property Limited Partners, the Red Butte Limited Partners, the Expansion Limited Partners, the Savannah Limited Partners, the Phoenix Limited Partners and any subsequent Additional Limited Partners that are admitted to the Partnership. The Partnership covenants to retain sufficient Nonrecourse Liabilities to permit the allocation of such Nonrecourse Liabilities to the Savannah Limited Partners in an amount sufficient to avoid recapture of tax liability with respect to the Savannah Limited Partners' negative capital accounts.

               For purposes of Section 8.4 of the Partnership Agreement, on January 15, 1999, and on each January 15, April 15, July 15 and October 15 thereafter (each a "Notice Date"), each Savannah Limited Partner shall have the right (the "Savannah Limited Partner Redemption Right") to require the Partnership to redeem on a Specified Redemption Date the Partnership Units held by a Savannah Limited Partner for the Redemption Amount to be delivered by the Partnership; provided, however, that a Savannah Limited Partner must convert a number of Partnership Units equal to at least the lesser of (i) 1,000 Partnership Units, or (ii) all of the Partnership Units held by such Partner. The Savannah Limited Partner Redemption Right shall be exercised pursuant to a Notice of Redemption (substantially in the form of Exhibits D-1 through D-4 modified to reflect the Savannah Limited Partner) delivered to the General Partner and LXP on a Notice Date by the Savannah Limited Partner who is exercising the redemption right (the "Savannah Redeeming Partner"). The Savannah Redeeming Partner shall have no right, with respect to any Partnership Units so redeemed, to receive any distributions paid after the Specified Redemption Date. The Partnership covenants to cause the registration of any LXP Common Stock issued in connection with a redemption in such a manner as is required so that the shares of LXP Common Stock issued in connection with such redemption are freely transferable. The Assignee of any Savannah Limited Partner may exercise the redemption rights of such Savannah Limited Partner, and such Savannah Limited Partner shall be deemed to have assigned such rights to such Assignee and shall be bound by the exercise of such rights by such Assignee. In connection with any exercise of such rights by such Assignee on behalf of such Savannah Limited Partner, the Redemption Amount shall be delivered by the Partnership directly to such Assignee and not to such Savannah Limited Partner.

               The Partnership Units held by the Savannah Limited Partners shall be subject to redemption by the Partnership if otherwise required by the terms of the Partnership Agreement.

               The Partnership hereby covenants not to permit Savannah to dispose of its interest in those certain properties acquired by Savannah in connection with its rights under that certain Exchange Agreement dated December 29, 1997 between Savannah and Security Trust Company (the property so acquired, the "Replacement Property") prior to January 1, 2003 without the prior consent of the holders of fifty-one percent (51%) of the Partnership Units held by Savannah Limited Partners, except in the event of a foreclosure or in the event the Partnership determines that such a disposition is necessary to ensure its continued qualification as a real estate investment trust. In any event in which the Partnership determines to cause Savannah to dispose of the Replacement Property, the Partnership agrees to use its best efforts to cause Savannah to structure such a disposition as an exchange that meets the requirements of Code
Section 1031. Notwithstanding the foregoing, if the Partnership does dispose of its interest prior to January 15, 1999, then the General Partner shall provide prompt written notification to the Savannah Limited Partners of such disposition and each such Savannah Limited Partner may exercise its Savannah Limited Partner Redemption Right on the last Business Day of the calendar year in which such disposition occurs or, if later, ten (10) Business Days following the consummation of such transaction. In addition, if the Code Section 1031 exchange described in the Exchange Agreement does not take place, or if such exchange does not result in a deferral of all of the gain that would have been recognized upon the sale by Savannah of the Relinquished Property (as defined in the Exchange Agreement), then the General Partner shall provide prompt written notification to the Savannah Limited Partners and shall cause LCIF to distribute cash to the Savannah Limited Partners in redemption of the portion of their LCIF Units corresponding to the portion of the value of the Relinquished Property which is treated as transferred in a taxable transaction.

               LXP agrees to enter into a Guaranty Agreement with the Partnership on the date the Savannah Limited Partners are admitted to the Partnership, on terms reasonably satisfactory to LXP and the Partnership, pursuant to which LXP shall guaranty the obligations of the Partnership to pay the Redemption Amount on the Specified Redemption Date. Each of the Savannah Redeeming Partner, LXP, the Partnership and the General Partner shall treat the transaction between LXP and the Savannah Redeeming Partner as a sale of the Savannah Redeeming Partner's Partnership Units to LXP or the General Partner, as the case may be, for federal income tax purposes. Each Savannah Redeeming Partner agrees to execute such documents as the Partnership may reasonably require in connection with the issuance of REIT shares upon exercise of the Savannah Limited Partner Redemption Right.

                PARTNERS' CONTRIBUTIONS AND PARTNERSHIP INTERESTS


                                             Capital      Partnership   Percentage    Redemption
      Name and Address of Partner         Contribution       Units       Interest    Exercise Date
-----------------------------------------------------------------------------------------------------
                                           (Units
Savannah Limited Partners                Contributed)                    0.96850%   January 15, 1999
-------------------------

H. Mitchell Dunn, Jr.                        1,100           157,447

Elizabeth Dunn Shiftan                        125             17,891

Eleanor M. Dunn                               125             17,891

Terrell R. Peterson Trust dtd. 4/5/90         125             17,891

David Walsh                                   275             37,361

                      Anchorage Limited Partner Supplement
                      ------------------------------------

               As a result of the Partnership having entered into a Contribution Agreement with RBH Ventures, a Washington general partnership on May 8, 1998, pursuant to which the Partnership acquired 51.31% of the net equity value of certain real property located in the city of Anchorage, Alaska, on which is located a commercial building (the "Anchorage Property") from RBH, the General Partner pursuant to Section 4.2.A and Sections 14.1.B(2) and 14.1.B(3) of this Agreement has authorized the issuance of Partnership Units to RBH (the "Anchorage Limited Partner"). The Anchorage Limited Partner shall receive the number of Units specified below. For purposes of applying the terms and conditions of the Partnership Agreement, the Anchorage Limited Partner shall be a Partner of the Partnership with the rights and obligations of Additional Limited Partners.

               For purposes of Section 5.1 of the Partnership Agreement, the Anchorage Limited Partner shall be entitled to receive distributions with respect to each Partnership Unit equal to the cash dividend payable with respect to each share of LXP common stock, determined at the time of each quarterly distribution beginning with the distribution payable to shareholders of record of LXP on July 30, 1998.

               For purposes of Sections 6.1A and 6.1B of the Partnership Agreement, allocations of Net Income and Net Loss by the Partnership generally shall be made after giving effect to all allocations of taxable income to the Anchorage Limited Partner. Pursuant to the General Partner's authority in
Section 14.1.B(3), Partnership taxable income shall be specially allocated to the Anchorage Limited Partner in an amount equal to, but not in excess of, all cash distributions to the Anchorage Limited Partner; provided, however, that the Anchorage Limited Partner shall be allocated taxable income as otherwise required in Exhibit B and C of the Partnership Agreement. For purposes of
Section 6.1C of the Partnership Agreement, Nonrecourse Liabilities of the Partnership shall be allocated to account for any income or gain to be allocated to the Anchorage Limited Partner pursuant to Sections 2.B and 2.D of Exhibit C, in the same priority as Nonrecourse Liabilities are allocated to the Property Limited Partners, the Red Butte Limited Partners, the Expansion Limited Partners, the Savannah Limited Partners, the Phoenix Limited Partners and any subsequent Additional Limited Partners that are admitted to the Partnership. The Partnership covenants to retain sufficient Nonrecourse Liabilities to permit the allocation of such Nonrecourse Liabilities to the Anchorage Limited Partner in an amount sufficient to avoid recapture of tax liability with respect to the Anchorage Limited Partner's negative capital accounts.

               For purposes of Section 8.4 of the Partnership Agreement, on July 15, 1999, and on each July 15, October 15, January 15 and April 15 thereafter (each a "Notice Date"), the Anchorage Limited Partner shall have the right (the "Anchorage Limited Partner Redemption Right") to require the Partnership to redeem on a Specified Redemption Date the Partnership Units held by the Anchorage Limited Partner for the Redemption Amount to be delivered by the Partnership; provided, however, that the Anchorage Limited Partner must convert a number of Partnership Units equal to at least the lesser of (i) 1,000 Partnership Units, or (ii) all of the Partnership Units held by such

Partner. The Anchorage Limited Partner Redemption Right shall be exercised pursuant to a Notice of Redemption (substantially in the form of Exhibits D-1 through D-4 modified to reflect the Anchorage Limited Partner) delivered to the General Partner and LXP on a Notice Date by the Anchorage Limited Partner who is exercising the redemption right (the "Anchorage Redeeming Partner"). The Anchorage Redeeming Partner shall have no right, with respect to any Partnership Units so redeemed, to receive any distributions paid after the Specified Redemption Date. The Partnership covenants to cause the registration of any LXP Common Stock issued in connection with a redemption in such a manner as is required so that the shares of LXP Common Stock issued in connection with such redemption are freely transferable. The Assignee of the Anchorage Limited Partner may exercise the redemption rights of the Anchorage Limited Partner, and the Anchorage Limited Partner shall be deemed to have assigned such rights to such Assignee and shall be bound by the exercise of such rights by such Assignee. In connection with any exercise of such rights by such Assignee on behalf of the Anchorage Limited Partner, such Redemption Amount shall be delivered by the Partnership directly to such Assignee and not to such Anchorage Limited Partner.

               The Partnership Units held by the Anchorage Limited Partner shall be subject to redemption by the Partnership if otherwise required by the terms of the Partnership Agreement.

               LXP agrees to enter into a Guaranty Agreement with the Partnership on the date the Anchorage Limited Partner is admitted to the Partnership, on terms reasonably satisfactory to LXP and the Partnership, pursuant to which LXP shall guaranty the obligations of the Partnership to pay the Redemption Amount on the Specified Redemption Date. Each of the Anchorage Redeeming Partner, LXP, the Partnership and the General Partner shall treat the transaction between LXP and the Anchorage Redeeming Partner as a sale of the Anchorage Redeeming Partner's Partnership Units to LXP or the General Partner, as the case may be, for federal income tax purposes. The Anchorage Redeeming Partner agrees to execute such documents as the Partnership may reasonably require in connection with the issuance of REIT shares upon exercise of the Anchorage Limited Partner Redemption Right.


                PARTNERS' CONTRIBUTIONS AND PARTNERSHIP INTERESTS


                                             Capital      Partnership   Percentage    Redemption
      Name and Address of Partner         Contribution       Units       Interest    Exercise Date
-----------------------------------------------------------------------------------------------------
Anchorage Limited Partner                                                             July 15, 1999
-------------------------

Ronald D. Crockett                                           97,816      0.38126%

                      Columbia Limited Partners Supplement
                      ------------------------------------

               As a result of the Partnership having entered into (i) a Contribution Agreement with Columbia Property Associates, a Maryland limited partnership ("CPA") on December 31, 1998, pursuant to which the Partnership acquired an estate-for-years interest in a parcel of real property located in Columbia, Maryland (the "Columbia Property") from CPA, (ii) a Contribution Agreement with The E. Robert Roskind Irrevocable Trust on December 3, 1998 pursuant to which the Partnership acquired a remainder interest in the Columbia Property, (iii) a Contribution Agreement with The LCP Group, L.P. on December 3, 1998, (iv) a Contribution Agreement with The LCP Group, L.P. on December 3, 1998, and (v) a Contribution Agreement with The LCP Group, L.P., Hadley Page, Inc., Peter J. Kinnunen and Terrell R. Peterson Trust on December 3, 1998, the General Partner pursuant to Section 4.2.A and Sections 14.1.B(2) and 14.1.B(3) of this Agreement has authorized the issuance of Partnership Units to all former partners of CPA, The LCP Group, L.P., Hadley Page, Inc., Peter J. Kinnunen, Terrell R. Peterson Trust and The E. Robert Roskind Irrevocable Trust (the "Columbia Limited Partners"). The Columbia Limited Partners shall receive the number of Units specified below. For purposes of applying the terms and conditions of the Partnership Agreement, the Columbia Limited Partners shall be a Partner of the Partnership with the rights and obligations of Additional Limited Partners.

               For purposes of Section 5.1 of the Partnership Agreement, each Columbia Limited Partner shall be entitled to receive distributions with respect to each Partnership Unit equal to the cash dividend payable with respect to each share of LXP common stock, determined at the time of each quarterly distribution beginning with the distribution in respect to the first quarter of 1999.

               For purposes of Sections 6.1A and 6.1B of the Partnership Agreement, allocations of Net Income and Net Loss by the Partnership generally shall be made after giving effect to all allocations of taxable income to the Columbia Limited Partners. Pursuant to the General Partner's authority in
Section 14.1.B(3), Partnership taxable income shall be specially allocated to the Columbia Limited Partners in an amount equal to, but not in excess of, all cash distributions to the Columbia Limited Partners; provided, however, that the Columbia Limited Partners shall be allocated taxable income as otherwise required in Exhibit B and C of the Partnership Agreement. For purposes of
Section 6.1C of the Partnership Agreement, Nonrecourse Liabilities of the Partnership shall be allocated to account for any income or gain to be allocated to the Columbia Limited Partners pursuant to Sections 2.B and 2.D of Exhibit C, in the same priority as Nonrecourse Liabilities are allocated to the Property Limited Partners, the Red Butte Limited Partners, the Expansion Limited Partners, the Savannah Limited Partners, the Phoenix Limited Partners, the Anchorage Limited Partner, the Trademark Lancaster Limited Partner and any subsequent Additional Limited Partners that are admitted to the Partnership. The Partnership covenants to retain sufficient Nonrecourse Liabilities to permit the allocation of such Nonrecourse Liabilities to the Columbia Limited Partners in an amount sufficient to avoid recapture of tax liability with respect to the Columbia Limited Partners' negative capital accounts.

               For purposes of Section 8.4 of the Partnership Agreement, on December 1, 1999, and on each December 1, March 1, June 1 and September 1 thereafter (each a "Notice Date"), each Columbia Limited Partner shall have the right (the "Columbia Limited Partner Redemption Right") to require the Partnership to redeem on a Specified Redemption Date the Partnership Units held by a Columbia Limited Partner for the Redemption Amount to be delivered by the Partnership; provided, however, that a Columbia Limited Partner must convert a number of Partnership Units equal to at least the lesser of (i) 1,000 Partnership Units, or (ii) all of the Partnership Units held by such Partner. The Columbia Limited Partner Redemption Right shall be exercised pursuant to a Notice of Redemption (substantially in the form of Exhibits D-1 through D-4 modified to reflect the Columbia Limited Partner) delivered to the General Partner and LXP on a Notice Date by the Columbia Limited Partner who is exercising the redemption right (the "Columbia Redeeming Partner"). The Columbia Redeeming Partner shall have no right, with respect to any Partnership Units so redeemed, to receive any distributions paid after the Specified Redemption Date. The Partnership covenants to cause the registration of any LXP Common Stock issued in connection with a redemption in such a manner as is required so that the shares of LXP Common Stock issued in connection with such redemption are freely transferable. The Assignee of the Columbia Limited Partner may exercise the redemption rights of the Columbia Limited Partner, and the Columbia Limited Partner shall be deemed to have assigned such rights to such Assignee and shall be bound by the exercise of such rights by such Assignee. In connection with any exercise of such rights by such Assignee on behalf of such Columbia Limited Partner, such Redemption Amount shall be delivered by the Partnership directly to such Assignee and not to such Columbia Limited Partner.

               The Partnership Units held by the Columbia Limited Partners shall be subject to redemption by the Partnership if otherwise required by the terms of the Partnership Agreement.

               The Partnership hereby covenants not to dispose of its interest in the Columbia Property prior to January 1, 2004 except in the event of a foreclosure or in the event the Partnership determines that such a disposition is necessary to ensure its continued qualification as a real estate investment trust.

               LXP agrees to enter into a Guaranty Agreement with the Partnership on the date the Columbia Limited Partners are admitted to the Partnership, on terms reasonably satisfactory to LXP and the Partnership, pursuant to which LXP shall guaranty the obligations of the Partnership to pay the Redemption Amount on the Specified Redemption Date. Each of the Columbia Redeeming Partner, LXP, the Partnership and the General Partner shall treat the transaction between LXP and the Columbia Redeeming Partner as a sale of the Columbia Redeeming Partner's Partnership Units to LXP or the General Partner, as the case may be, for federal income tax purposes. The Columbia Redeeming Partner agrees to execute such documents as the Partnership may reasonably require in connection with the issuance of REIT shares upon exercise of the Columbia Limited Partner Redemption Right.

                PARTNERS' CONTRIBUTIONS AND PARTNERSHIP INTERESTS


                                             Capital      Partnership   Percentage    Redemption
      Name and Address of Partner         Contribution       Units       Interest    Exercise Date
-----------------------------------------------------------------------------------------------------
                                            (Units                      0.73118%   December 1, 1999
Columbia Limited Partners                 Contributed)
-------------------------

The LCP Group, L.P.                                           86,014

James F. Dannhauser                                              392.5

E. Robert Roskind Irrevocable Trust                           19,231

Peter J. Kinnunen                                              7,158.5

Terrell R. Peterson Trust                                      1,349

Frank Bond                                    0.5              3,866

Rudolph V. Cassani Family Trust                1               7,731

Elizabeth Dancy                               0.5              3,866

David M. Dorsen                               0.5              3,866

David D. Eash                                  1               7,731

Nora B. Garman                                0.5              3,866

Richard E. Gilbreath                           1               7,731

Lawrence M. Goldberg                           1               7,731

Kenneth E. Kolb Family Trust                  0.5              3,866

Clyde Locker                                  0.5              3,866

Kazuko Price                                  0.5              3,866

Blaine Smith                                   1               7,731

James R. Snyder                               0.5              3,866

John J. Stirk                                 0.5              3,866

                         LPM Limited Partners Supplement
                         -------------------------------

               As a result of the contribution of 9,900 Class B non-voting shares of common stock (the "Stock") in Leased Properties Management, Inc., a Delaware corporation ("LPM") on June 23, 2000, the General Partner pursuant to
Section 4.2.A and Sections 14.1.B(2) and 14.1.B(3) of this Agreement has authorized the issuance of Partnership Units to the former holders of the Stock (the "LPM Limited Partner"). The LPM Limited Partner shall receive the number of Units specified below. For purposes of applying the terms and conditions of the Partnership Agreement, the LPM Limited Partner shall be a Partner of the Partnership with the rights and obligations of Additional Limited Partners.

               For purposes of Section 5.1 of the Partnership Agreement, the LPM Limited Partner shall be entitled to receive distributions with respect to each Partnership Unit equal to the cash dividend payable with respect to each share of LXP common stock, determined at the time of each quarterly distribution beginning with the distribution payable to shareholders of LXP in respect of the second quarter of 2000.

               For purposes of Sections 6.1A and 6.1B of the Partnership Agreement, allocations of Net Income and Net Loss by the Partnership generally shall be made after giving effect to all allocations of taxable income to the LPM Limited Partner. Pursuant to the General Partner's authority in Section 14.1.B(3), Partnership taxable income shall be specially allocated to the LPM Limited Partner in an amount equal to, but not in excess of, all cash distributions to the LPM Limited Partner; provided, however, that the LPM Limited Partner shall be allocated taxable income as otherwise required in Exhibit B and C of the Partnership Agreement. For purposes of Section 6.1C of the Partnership Agreement, Nonrecourse Liabilities of the Partnership shall be allocated to account for any income or gain to be allocated to the LPM Limited Partner pursuant to Sections 2.B and 2.D of Exhibit C, in the same priority as Nonrecourse Liabilities are allocated to the Property Limited Partners, the Red Butte Limited Partners, the Expansion Limited Partners, the Pacific Place Limited Partners, the Phoenix Limited Partners, the Savannah Limited Partners, the Anchorage Limited Partner, the Trademark Limited Partners, the Columbia Limited Partners and any subsequent Additional Limited Partners that are admitted to the Partnership. The Partnership covenants to use its best efforts during the five-year period ending June 22, 2005 to retain sufficient Nonrecourse Liabilities to permit the allocation of such Nonrecourse Liabilities to the LPM Limited Partner in an amount sufficient to avoid recapture of tax liability with respect to the LPM Limited Partner's negative capital accounts.

               For purposes of Section 8.4 of the Partnership Agreement, on June 23, 2002, and on each June 23, September 23, December 23 and March 23 thereafter (each a "Notice Date"), the LPM Limited Partner shall have the right (the "LPM Limited Partner Redemption Right") to require the Partnership to redeem on a Specified Redemption Date the Partnership Units held by the LPM Limited Partner for the Redemption Amount to be delivered by the Partnership; provided, however, that the LPM Limited Partner must convert a number of Partnership Units equal to at least the lesser of (i) 1,000 Partnership

Units, or (ii) all of the Partnership Units held by such Partner. The LPM Limited Partner Redemption Right shall be exercised pursuant to a Notice of Redemption (substantially in the form of Exhibits D-1 through D-4 modified to reflect the LPM Limited Partner) delivered to the General Partner and LXP on a Notice Date by the LPM Limited Partner who is exercising the redemption right (the "LPM Redeeming Partner"). The LPM Redeeming Partner shall have no right, with respect to any Partnership Units so redeemed, to receive any distributions paid after the Specified Redemption Date. The Partnership covenants to cause the registration of any LXP Common Stock issued in connection with a redemption in such a manner as is required so that the shares of LXP Common Stock issued in connection with such redemption are freely transferable. The Assignee of the LPM Limited Partner may exercise the redemption rights of the LPM Limited Partner, and the LPM Limited Partner shall be deemed to have assigned such rights to such Assignee and shall be bound by the exercise of such rights by such Assignee. In connection with any exercise of such rights by such Assignee on behalf of the LPM Limited Partner, such Redemption Amount shall be delivered by the Partnership directly to such Assignee and not to such LPM Limited Partner.

               The Partnership Units held by the LPM Limited Partner shall be subject to redemption by the Partnership if otherwise required by the terms of the Partnership Agreement.

               LXP agrees to enter into a Guaranty Agreement with the Partnership on the date the LPM Limited Partner is admitted to the Partnership, on terms reasonably satisfactory to LXP and the Partnership, pursuant to which LXP shall guaranty the obligations of the Partnership to pay the Redemption Amount on the Specified Redemption Date. Each of the LPM Redeeming Partner, LXP, the Partnership and the General Partner shall treat the transaction between LXP and the LPM Redeeming Partner as a sale of the LPM Redeeming Partner's Partnership Units to LXP or the General Partner, as the case may be, for federal income tax purposes. The LPM Redeeming Partner agrees to execute such documents as the Partnership may reasonably require in connection with the issuance of REIT shares upon exercise of the LPM Limited Partner Redemption Right.


                PARTNERS' CONTRIBUTIONS AND PARTNERSHIP INTERESTS


                                       Capital      Partnership     Percentage        Redemption
    Name and Address of Partner
                                     Contribution      Units         Interest        Exercise Date
-------------------------------------------------------------------------------------------------------
LPM Limited Partner                                                                  June 23, 2002
-------------------
The LCP Group, L.P.                                      83,400      0.32507%

                      12/31/03 Limited Partners Supplement
                      ------------------------------------

               As a result of the Partnership having entered into a Contribution Agreement with The LCP Group, L.P., the beneficiaries of the Estate of Antony E. Monk listed below, Peter J. Kinnunen, Francois Letaconnoux, Terrell R. Peterson,
E. Robert Roskind, Richard J. Rouse and Edward C. Whiting (each a "12/31/2003 Limited Partner"), the General Partner has authorized the issuance of Partnership Units to each 12/31/2003 Limited Partner in the amount specified below. For purposes of applying the terms and conditions of the Agreement, each 12/31/2003 Limited Partner shall be a Partner of the Partnership with the rights and obligations of Additional Limited Partners, subject to the terms and conditions of this supplement.

               Notwithstanding Section 5.1.A of the Agreement, each 12/31/2003 Limited Partner shall be entitled to receive distributions with respect to each Partnership Unit equal to the cash dividend payable with respect to each share of LXP common stock, determined at the time of each quarterly distribution beginning with the distribution payable to shareholders of record of LXP in February, 2004.

               Partnership taxable income shall be specially allocated to each 12/31/2003 Limited Partner in an amount equal to, but not in excess of, the cash distributed to each such 12/31/2003 Limited Partner; provided, however, that each such partner shall be allocated taxable income as otherwise required in Exhibit B and C of the Partnership Agreement.

               For purposes of Section 8.4 of the Partnership Agreement, beginning on January 15, 2006, and on each January 15, April 15, July 15 and October 15 thereafter (each a "Notice Date"), each 12/31/2003 Limited Partner shall have the right (the "12/31/2003 Limited Partner Redemption Right") to require the Partnership to redeem on a Specified Redemption Date the Partnership Units held by such 12/31/2003 Limited Partner for the Redemption Amount to be delivered by the Partnership; provided, however, that each 12/31/2003 Limited Partner must convert a number of Partnership Units equal to at least the lesser of (i) 1,000 Partnership Units, or (ii) all of the Partnership Units held by such partner. The 12/31/2003 Limited Partner Redemption Right shall be exercised pursuant to a Notice of Redemption (substantially in the form of Exhibits D-1 through D-4) delivered to the General Partner and LXP on a Notice Date by the 12/31/2003 Limited Partner who is exercising the redemption right (the "12/31/2003 Redeeming Partner"). The 12/31/2003 Redeeming Partner shall have no right, with respect to any Partnership Units so redeemed, to receive any distributions paid after the Specified Redemption Date. The Partnership covenants to cause the registration of any LXP Common Stock issued in connection with a redemption in such a manner as is required so that the shares of LXP Common Stock issued in connection with such redemption are freely transferable. The Assignee of any 12/31/2003 Limited Partner may exercise the redemption rights of such 12/31/2003 Limited Partner, and such 12/31/2003 Limited Partner shall be deemed to have assigned such rights to such Assignee and shall be bound by the exercise of such rights by such Assignee. In connection with any exercise of such rights by such Assignee on behalf of such 12/31/2003 Limited Partner, the Redemption Amount shall be delivered by the Partnership directly to such Assignee and not to such 12/31/2003 Limited Partner.

               The Partnership Units held by a 12/31/2003 Limited Partner shall be subject to redemption by the Partnership if otherwise required by the terms of the Partnership Agreement.

               LXP agrees to enter into a Guaranty Agreement with the Partnership on the date the 12/31/2003 Limited Partners are admitted to the Partnership, on terms reasonably satisfactory to LXP and the Partnership, pursuant to which LXP shall guaranty the obligations of the Partnership to pay the Redemption Amount on the Specified Redemption Date.

               Each of the 12/31/2003 Limited Partners, LXP, the Partnership and the General Partner shall treat the transaction between LXP and each 12/31/2003 Limited Partner as a sale of the 12/31/2003 Redeeming Partner's Partnership Units to LXP or the General Partner, as the case may be, for federal income tax purposes. Each 12/31/2003 Limited Partner agrees to execute such documents as the Partnership may reasonably require in connection with the issuance of REIT shares upon exercise of its Redemption Right.



                                                            Partnership   Percentage    Redemption
     Name and Address of Partner                               Units       Interest    Exercise Date
-----------------------------------------------------------------------------------------------------
                                                                                        January 15,
12/31/2003 Limited Partners                                   231,763       0.90334        2006
---------------------------
-----------------------------------------------------------------------------------------------------

The LCP Group, L.P.                                            91,137

Antony Monk Insurance Trust U/A/D
5/13/92, F/B/O Monk                                            44,762
Children, Ellen Monk, Trustee

Trust F/B/O Samantha Monk, U/A                                 2,704
2/28/89, Denis Monk, Trustee

Trust f/b/o Joanna Monk U/A 2/28/89,                           2,704
Denis Monk, Trustee

Trust f/b/o Jonathon Monk U/A                                  2,704
2/28/89, Denis Monk, Trustee
                                                               14,932
Ellen C. Monk


Peter J. Kinnunen                                              11,126

Francois Letaconnoux                                           4,356

Terrell R. Peterson Trust dtd. 4/5/90                          11,126

E. Robert Roskind                                              17,010

Richard J. Rouse                                               12,515

Edward C. Whiting                                              16,687

                     Montgomery Limited Partners Supplement

               As a result of the contribution of the interests in Barnhech Montgomery Associates Limited Partnership ("Montgomery") on October 28, 2004, the General Partner pursuant to Section 4.2.A and Sections 14.1.B(2) and 14.1.B(3) of this Agreement has authorized the issuance of Partnership Units to those former limited partners of Montgomery (the "Montgomery Limited Partners") electing to contribute all of their interests to the Partnership. Each Montgomery Limited Partner shall receive the number of Partnership Units specified below. For purposes of applying the terms and conditions of the Agreement, each Montgomery Limited Partner shall be a Partner of the Partnership with the rights and obligations of Additional Limited Partners.

               Notwithstanding Section 5.1.A of the Agreement, each Montgomery Limited Partner shall be entitled to receive distributions with respect to each Partnership Unit equal to the cash dividend payable with respect to each share of REIT Shares, determined at the time of each quarterly distribution beginning with the distribution payable to shareholders of record of LXP in November, 2004.

               Partnership taxable income shall be specially allocated to each Montgomery Limited Partner in an amount equal to, but not in excess of, the cash distributed to each such Montgomery Limited Partner; provided, however, that each such Montgomery Limited Partner shall be allocated taxable income as otherwise required in Exhibit B and C of the Partnership Agreement.

               For purposes of Section 8.4 of the Partnership Agreement, beginning on May 1, 2006, and on each August 1st, November 1st, February 1st, and May 1st thereafter (each a "Notice Date"), each Montgomery Limited Partner shall have the right (the "Montgomery Limited Partner Redemption Right") to require the Partnership to redeem on a Specified Redemption Date the Partnership Units held by such Montgomery Limited Partner for the Redemption Amount to be delivered by the Partnership; provided, however, that each Montgomery Limited Partner must convert a number of Partnership Units equal to at least the lesser of (i) 1,000 Partnership Units, or (ii) all of the Partnership Units held by such partner. The Montgomery Limited Partner Redemption Right shall be exercised pursuant to a Notice of Redemption (substantially in the form of Exhibits D-1 through D-4) delivered to the General Partner and LXP on a Notice Date by the Montgomery Limited Partner who is exercising its Montgomery Limited Partner Redemption Right (the "Montgomery Redeeming Partner"). The Montgomery Redeeming Partner shall have no right, with respect to any Partnership Units so redeemed, to receive any distributions paid after the Specified Redemption Date. The Partnership covenants to cause the registration of any REIT Shares issued in connection with a redemption in such a manner as is required so that the REIT Shares issued in connection with such redemption are freely transferable. The Assignee of any Montgomery Limited Partner may exercise the redemption rights of such Montgomery Limited Partner, and such Montgomery Limited Partner shall be deemed to have assigned such rights to such Assignee and shall be bound by the exercise of such rights by such Assignee. In connection with any exercise of such rights by such Assignee on behalf of such Montgomery Limited Partner, the Redemption Amount shall be delivered by the Partnership directly to such Assignee and not to such Montgomery Limited Partner.

               The Partnership Units held by a Montgomery Limited Partner shall be subject to redemption by the Partnership if otherwise required by the terms of the Partnership Agreement.

               LXP agrees to enter into a Guaranty Agreement with the Partnership on the date the Montgomery Limited Partner are admitted to the Partnership, on terms reasonably satisfactory to LXP and the Partnership, pursuant to which LXP shall guaranty the obligations of the Partnership to pay the Redemption Amount on the Specified Redemption Date.

               Each of the Montgomery Limited Partners, LXP, the Partnership and the General Partner shall treat the transaction between LXP and each Montgomery Limited Partner as a sale of the Montgomery Redeeming Partner's Partnership Units to LXP or the General Partner, as the case may be, for federal income tax purposes. Each Montgomery Limited Partner agrees to execute such documents as the Partnership may reasonably require in connection with the issuance of REIT Shares upon exercise of its Redemption Right.


                PARTNERS' CONTRIBUTIONS AND PARTNERSHIP INTERESTS


                                           Capital
      Name and Address of Partner       Contribution(3)     Partnership   Percentage     Redemption
                                                               Units       Interest   Exercise Date
-----------------------------------------------------------------------------------------------------
Montgomery Limited Partners                                                 0.3813%    May 1, 2006
---------------------------

Peter J. Kinnunen                           0.15647520          1,974

Francois Letaconnoux                        0.06128612            773

Ellen C. Monk                               0.21808731          2,751

Antony Monk Insurance Trust U/A/D           0.65393594          8,251
5/13/92, F/B/O Monk Children, Ellen
Monk, Trustee

Terrell R. Peterson Trust dtd. 4/5/90       0.15647520          1,974

E. Robert Roskind                           0.23927666          3,019


         _____________________________
         3 Units of Limited Partnership of Montgomery Contributed


Richard J. Rouse                            0.17603460          2,221

Edward C. Whiting                           0.23471280          2,961

Trust F/B/O Joanna Monk U/A 2/28/89,        0.04074875            514
Dennis Monk, Trustee

Trust F/B/O Jonathan Monk U/A 2/28/89,      0.04074875            514
Dennis Monk, Trustee

Trust F/B/O Samantha Monk                   0.04074875            514
U/A 2/28/89, Dennis Monk, Trustee

The LCP Group, L.P.                         1.74136992         21,972

Donald R. Tomlin, Jr.                       0.50000000          6,309

Ileana Basil                                2.49355200         31,463

Mary Blair Fawcett                          1.00000000         12,618